UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 26, 2026
Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Fifth Floor, Waterloo Exchange,
Waterloo Road, Dublin 4, Ireland D04 E5W7
(Address of principal executive offices, including zip code)

011-353-1-634-7800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

Estimated Q3 Financial Impacts Related to the Actio Biosciences, Inc. Acquisition

In connection with its acquisition of Actio Biosciences, Inc., a Delaware corporation (“Actio”), which was completed on September 15, 2026, Jazz Pharmaceuticals plc, an Irish public limited company (the “Company”) currently estimates that its GAAP and non-GAAP financial results for the third quarter of 2026 will include a pre-tax charge of approximately $755 million of acquired in-process research and development (“IPR&D”) expense. The expected IPR&D charge is not tax deductible and is estimated to represent an unfavorable impact of approximately $11.00 to both GAAP earnings per share (“EPS”) and non-GAAP adjusted EPS for the third quarter of 2026.

The Company’s results for the quarter ended September 30, 2026, have not been finalized and are subject to the Company’s financial statement closing procedures. There can be no assurance that actual results will not differ from the preliminary estimated results described herein. In addition, the estimated unaudited financial information in this Current Report on Form 8-K (this “Report”) does not present all information necessary for a complete understanding of the Company’s results for the quarter ended September 30, 2026, and should not be viewed as a substitute for the Company’s full condensed consolidated financial statements for the quarter ended September 30, 2026 prepared in accordance with GAAP.

The information in this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Report contains forward-looking statements about, among other things, the Company’s estimated acquired IPR&D charges related to the acquisition of Actio, for the quarter ended September 30, 2026, the related impact to the Company’s GAAP EPS and non-GAAP adjusted EPS for such period. These forward-looking statements are estimates and involve risks and uncertainties such that actual results may differ materially from these statements. These risks and uncertainties include, among others, additional procedures the Company will undertake to finalize its financial results for such period that could cause actual results for such period to differ, perhaps materially, from the Company's estimates described herein.

Non-GAAP Financial Measures

This Report references non-GAAP adjusted EPS, which is a financial measure that is not calculated in accordance with GAAP. Non-GAAP adjusted EPS is defined by the Company as non-GAAP adjusted net income (loss) divided by non-GAAP weighted-average diluted shares outstanding. Non-GAAP weighted-average diluted shares outstanding is defined by the Company as GAAP weighted-average diluted shares outstanding, adjusted to include any ordinary shares issuable under the Company’s equity plans or convertible debt in periods when they are dilutive under non-GAAP. Non-GAAP adjusted net income (loss) (and the related per share measure) excludes from GAAP reported net income (loss) (and the related per share measure), intangible asset amortization, share-based compensation expense and, in certain periods, certain other specified items, and adjusts for the income tax effect of the non-GAAP adjustments.

The Company believes that this non-GAAP financial measure provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that this non-GAAP financial measure, when considered together with the Company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the Company’s results from period to period, to its forward-looking guidance, and to identify operating trends in the Company’s business. In addition, this non-GAAP financial measure is regularly used by investors and analysts to model and track the Company’s financial performance. The Company’s management also regularly uses this non-GAAP financial measure internally to understand, manage and evaluate the Company’s business and to make operating decisions.

Because this non-GAAP financial measure is an important internal measurement for the Company’s management, the Company also believes that this non-GAAP financial measure is useful to investors and analysts since this measure allows for greater transparency with respect to key financial metrics the Company uses in assessing its own operating performance and making operating decisions. This non-GAAP financial measure is not meant to be considered in isolation or as a substitute for GAAP EPS; should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP; has no standardized meaning prescribed by GAAP; and is not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP adjusted EPS; and the Company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP adjusted EPS. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP adjusted EPS as used by the Company in this Report has limits in its usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Philip L. Johnson
Name:	Philip L. Johnson
Title:	Executive Vice President and Chief Financial Officer
Date: October 26, 2026